PIA MUTUAL FUND

                                    PIA FUNDS
                    PIA Short-Term Government Securities Fund
                                 PIA Equity Fund
                           PIA Total Return Bond Fund


              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 28, 2003



Effective as of May 1, 2003, the Statement of Additional Information for the PIA Funds is revised as follows:

The first sentence of the third paragraph under the "Net Asset Value" section of the Statement of Additional Information is deleted and replaced with the following:

     In determining the net asset value of a Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price as of the close of trading, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. NASDAQ National Market(R) and SmallCap(R) securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices.



     This Supplement is dated as of May 1, 2003 and should be retained for future reference.